UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2012

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

Oregon	0-10997	93-0810577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5335 Meadows Road, Suite 201, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-0884

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 26, 2012, West Coast Bancorp (“West Coast”) announced its entry into a definitive agreement (the “Merger Agreement”) with Columbia Banking System, Inc (“Columbia”) providing for the acquisition of West Coast by Columbia through the merger of a newly formed subsidiary of Columbia with and into West Coast (the “Merger”), with West Coast continuing as the surviving corporation (the “Surviving Corporation”), followed as soon as reasonably practicable thereafter by the merger of the Surviving Corporation with and into Columbia. On September 26, 2012, West Coast and Columbia issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 26, 2012, West Coast and Columbia intend to hold a joint investor conference call regarding the Merger. On the call, West Coast and Columbia intend to discuss certain financial and other information relating to the Merger and the Merger Agreement. Slides that will be made available in connection with the conference call are attached hereto as Exhibit 99.2 and are incorporated into this Item 7.01 by reference.

The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 8.01.	Other Events

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving West Coast’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in West Coast’s reports filed with the SEC and those identified elsewhere in this filing, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by West Coast and Columbia shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the West Coast and Columbia businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of West Coast or Columbia products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Board of Governors of the Federal Reserve or the Oregon Department of Consumer and Business Services or other regulatory agencies and legislative and regulatory actions and reforms.

Important Additional Information

In connection with the Merger, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and West Coast as a prospectus, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF WEST COAST AND COLUMBIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement, as well as other filings containing information about West Coast and Columbia, may be obtained at the SEC’s Internet site (http://www.sec.gov). Investors will also be able to obtain these documents, free of charge, from West Coast by accessing West Coast’s website at www.wcb.com under the heading “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies of the Joint Proxy Statement can also be obtained, free of charge, by directing a request to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035 (503) 684-0884.

Participants in Solicitation

West Coast and Columbia and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of West Coast and Columbia in connection with the Merger. Information about the directors and executive officers of West Coast and their ownership of West Coast common stock is set forth in the proxy statement for West Coast’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2012. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 22, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Joint Press Release, dated September 26, 2012.

99.2	Slide presentation materials to be made available in connection with investor conference call held on September 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST BANCORP

Date: September 26, 2012	By:	/s/ Robert D. Sznewajs
	Name:	Robert D. Sznewajs
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release dated September 26, 2012.

99.2	Slide presentation materials to be made available in connection with investor conference call held on September 26, 2012.

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